Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS THIRD QUARTER

RESULTS FOR FISCAL YEAR 2014

ALISO VIEJO, Calif., January 29, 2014—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 29, 2013.

Third Quarter Highlights

•	Net revenue: $119.4 million

•	GAAP income from continuing operations: $20.6 million or $0.24 per diluted share

•	Non-GAAP income from continuing operations: $25.6 million or $0.29 per diluted share

•	Operating margin: 17.0% GAAP, 23.1% non-GAAP

•	Cash and marketable securities: $462.4 million as of December 29, 2013

•	Cash generated from operations: $37.4 million

Financial Results

Net revenue of $119.4 million for the third quarter of fiscal 2014 was consistent with the net revenue reported in the same quarter last year. Revenue from Advanced Connectivity Platforms increased to $98.5 million in the third quarter of fiscal 2014 from $97.0 million in the same quarter last year. Revenue from Legacy Connectivity Products was $21.0 million during the third quarter of fiscal 2014 compared to $22.4 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the third quarter of fiscal 2014 increased to $20.6 million, or $0.24 per diluted share, from $13.7 million, or $0.15 per diluted share, for the third quarter of fiscal 2013. Income from continuing operations on a non-GAAP basis for the third quarter of fiscal 2014 increased to $25.6 million, or $0.29 per diluted share, from $18.3 million, or $0.20 per diluted share, for the third quarter of fiscal 2013.

“During the third quarter, we delivered strong financial results, including non-GAAP earnings per diluted share that exceeded our original guidance range,” said Jean Hu, interim chief executive officer, senior vice president and chief financial officer, QLogic. “We are very pleased with our continued focus and execution. As a result of our restructuring activities earlier in the year, we have continued our sharper focus on the server and storage connectivity markets and are now operating more effectively and efficiently as reflected in our financial results.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s third quarter fiscal 2014 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Jean Hu, interim chief executive officer, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (888) 318-7470, pass code: 2752790.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our belief that we have a sharper focus on the server and storage connectivity markets and that we are operating more effectively and efficiently) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 29, 2013	December 30, 2012	December 29, 2013	December 30, 2012
Net revenues	$119,449	$119,386	$345,187	$367,624
Cost of revenues	38,446	39,089	111,378	121,382

Gross profit	81,003	80,297	233,809	246,242

Operating expenses:
Engineering and development	35,235	38,409	110,412	115,891
Sales and marketing	16,113	19,325	51,957	57,950
General and administrative	7,406	8,139	22,698	24,951
Special charges	1,947	—	18,329	—

Total operating expenses	60,701	65,873	203,396	198,792

Operating income	20,302	14,424	30,413	47,450
Interest and other income, net	970	903	1,768	2,935

Income from continuing operations before income taxes	21,272	15,327	32,181	50,385
Income taxes	686	1,622	3,668	6,459

Income from continuing operations	20,586	13,705	28,513	43,926
Loss from discontinued operations, net of income taxes	—	(464)	—	(425)

Net income	$20,586	$13,241	$28,513	$43,501

Income from continuing operations per share:
Basic	$0.24	$0.15	$0.32	$0.46
Diluted	$0.24	$0.15	$0.32	$0.46
Loss from discontinued operations per share:
Basic	$—	$(0.01)	$—	$—
Diluted	$—	$(0.01)	$—	$—
Net income per share:
Basic	$0.24	$0.14	$0.32	$0.46
Diluted	$0.24	$0.14	$0.32	$0.46
Number of shares used in per share calculations:
Basic	86,855	92,386	87,810	94,518
Diluted	87,186	92,570	88,209	94,963

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 29, 2013	December 30, 2012	December 29, 2013	December 30, 2012
GAAP income from continuing operations	$20,586	$13,705	$28,513	$43,926
Items excluded from GAAP income from continuing operations:
Stock-based compensation	5,058	6,973	18,047	23,295
Amortization of acquisition-related intangible assets	243	243	730	730
Special charges	1,947	—	18,329	—
Income tax effect	(2,237)	(2,576)	(3,564)	(7,444)

Total non-GAAP adjustments	5,011	4,640	33,542	16,581

Non-GAAP income from continuing operations	$25,597	$18,345	$62,055	$60,507

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.24	$0.15	$0.32	$0.46
Adjustments	0.05	0.05	0.38	0.18

Non-GAAP income from continuing operations	$0.29	$0.20	$0.70	$0.64

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Nine Months Ended
	December 29, 2013	December 30, 2012	December 29, 2013	December 30, 2012
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$259	$529	$1,082	$1,839
Amortization of acquisition-related intangible assets	243	243	730	730

Total cost of revenue adjustments	502	772	1,812	2,569

Operating expenses:
Engineering and development:
Stock-based compensation	2,462	3,030	9,070	10,444
Sales and marketing:
Stock-based compensation	1,251	1,619	4,274	5,217
General and administrative:
Stock-based compensation	1,086	1,795	3,621	5,795
Special charges	1,947	—	18,329	—

Total operating expense adjustments	6,746	6,444	35,294	21,456

Total non-GAAP adjustments before income taxes	7,248	7,216	37,106	24,025
Income tax effect	(2,237)	(2,576)	(3,564)	(7,444)

Total non-GAAP adjustments	$5,011	$4,640	$33,542	$16,581

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	December 29, 2013	March 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$108,998	$95,532
Marketable securities	353,433	359,974

Total cash and marketable securities	462,431	455,506
Accounts receivable, net	71,153	66,135
Inventories	14,044	20,160
Deferred tax assets	14,978	13,036
Other current assets	20,513	24,381

Total current assets	583,119	579,218
Property and equipment, net	87,609	96,336
Goodwill	110,976	110,976
Purchased intangible assets, net	3,386	4,054
Deferred tax assets	34,652	31,992
Other assets	2,376	2,587

	$822,118	$825,163

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,837	$29,668
Accrued compensation	24,734	27,453
Accrued taxes	1,913	4,559
Deferred revenue	4,060	4,676
Other current liabilities	8,192	7,651

Total current liabilities	62,736	74,007
Accrued taxes	17,804	10,772
Other liabilities	7,824	6,107

Total liabilities	88,364	90,886

Stockholders’ equity:
Common stock	214	212
Additional paid-in capital	951,743	932,557
Retained earnings	1,718,850	1,690,337
Accumulated other comprehensive income	249	1,887
Treasury stock	(1,937,302)	(1,890,716)

Total stockholders’ equity	733,754	734,277

	$822,118	$825,163

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	December 29, 2013	December 30, 2012
Cash flows from operating activities:
Net income	$28,513	$43,501
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,620	21,071
Stock-based compensation	18,047	23,295
Deferred income taxes	(5,355)	(3,810)
Other non-cash items	5,706	3,138
Changes in operating assets and liabilities:
Accounts receivable	(5,088)	7,179
Inventories	6,116	(3,311)
Other assets	537	113
Accounts payable	(1,919)	(2,499)
Accrued compensation	(2,719)	(2,385)
Accrued taxes, net	7,734	14,367
Other liabilities	2,841	870

Net cash provided by operating activities	78,033	101,529

Cash flows from investing activities:
Purchases of available-for-sale securities	(259,008)	(228,202)
Proceeds from sales and maturities of available-for-sale securities	261,253	204,325
Purchases of property and equipment	(21,043)	(31,728)

Net cash used in investing activities	(18,798)	(55,605)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	6,756	6,571
Excess tax benefits from stock-based awards	46	129
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,584)	(5,555)
Purchases of treasury stock	(47,785)	(111,729)
Payments for credit facility commitment fee	(202)	—

Net cash used in financing activities	(45,769)	(110,584)

Net increase (decrease) in cash and cash equivalents	13,466	(64,660)
Cash and cash equivalents at beginning of period	95,532	164,516

Cash and cash equivalents at end of period	$108,998	$99,856

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 29, 2013	December 30, 2012	December 29, 2013	December 30, 2012
Advanced Connectivity Platforms	$98,452	$96,991	$285,653	$302,450
Legacy Connectivity Products	20,997	22,395	59,534	65,174

	$119,449	$119,386	$345,187	$367,624